EXHIBIT 24

                              POWERS OF ATTORNEY

EXHIBIT 24




                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Jerry D. Campbell
                                                     -----------------------
                                                         Jerry D. Campbell

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Dana M. Cluckey
                                                     -----------------------
                                                         Dana M. Cluckey

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Bruce L. Cook
                                                     -----------------------
                                                         Bruce L. Cook

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Richard J. Cramer
                                                     -----------------------
                                                         Richard J. Cramer

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ George A. Eastman
                                                     -----------------------
                                                         George A. Eastman

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Howard J. Hulsman
                                                     -----------------------
                                                         Howard J. Hulsman

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Gary Hurand
                                                     -----------------------
                                                         Gary Hurand

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Dennis J. Ibold
                                                     -----------------------
                                                         Dennis J. Ibold

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Stephen M. Klein
                                                     -----------------------
                                                         Stephen M. Klein

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ John J. Lennon
                                                     -----------------------
                                                         John J. Lennon

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Sam H. McGoun
                                                     -----------------------
                                                         Sam H. McGoun

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Kelly E. Miller
                                                     -----------------------
                                                         Kelly E. Miller

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ Joe D. Pentecost
                                                     -----------------------
                                                         Joe D. Pentecost

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                                     /s/ George B. Smith
                                                     -----------------------
                                                         George B. Smith

                              POWER OF ATTORNEY
                TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                            FORM 10K ANNUAL REPORT
                       FOR YEAR ENDED DECEMBER 31, 1997
                          FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1997 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1997 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 19th day of February, 1998.



                                               /s/ Jeoffrey K. Stross, M.D.
                                               ----------------------------
                                                   Jeoffrey K. Stross, M.D.